                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 10, 2004


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  DELAWARE                       33-66342                       34-1744334
        (State or Other Jurisdiction           (Commission                    (IRS Employer
              of Incorporation)                File Number)                 Identification No.)

          1925 ENTERPRISE PARKWAY
               TWISNBURG, OHIO                                                     44087
  (Address of Principal Executive Offices)                                       (Zip Code)

   Registrant's telephone number, including area code:     (330) 486-3100



                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 10, 2004, Cole National Corporation, the parent corporation of Cole National Group, Inc., issued a press release attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c)  Exhibits. The following exhibits are filed as part of this report:

                           99.1     Press release of Cole National Corporation, dated March 10, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLE NATIONAL GROUP, INC.

                                       By:  /s/ Lawrence E. Hyatt
                                            -----------------------------------
                                            Name:  Lawrence E. Hyatt
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


Date: March 10, 2004






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